INTEL CONFIDENTIAL

                         SOURCE CODE LICENSE AGREEMENT

                INTEL MICROPROCESSOR ARCHITECTURE OPTIMIZATIONS

     This Source Code License Agreement ("Agreement") effective on October 29, 1998 ("Effective Date") is entered into by and between Intel Corporation ("Intel") with offices at 2200 Mission College Blvd., Santa Clara, CA 95052, a Delaware corporation; and Andrea Electronics Corporation ("Licensor'), with offices at 45 Melville Park Rd., Melville, NY 11747, a New York corporation.

RECITALS:

     Licensor wishes to grant Intel, and Intel desires to receive certain Materials, specifically identified in Exhibit "A" for the purposes of evaluating and assisting Licensor with its optimization and/or portation of the Materials to the Intel microprocessor architecture.

     Now, therefore, the parties agree to the following terms and conditions which shall govern all disclosure/transfer of the Materials provided hereunder.

1.       DEFINITIONS

1.1 "Materials" means the software, in source and binary code formats, and related documentation identified on Exhibit "A". Materials also includes modifications and enhancements to the Materials supplied by Licensor and accepted by Intel.

1.2 "Modifications" means the modifications to the Materials developed by Intel and provided to Licensor.

2.       LICENSE GRANT

2.1      LIMITED COPYRIGHT LICENSE:

         (a) Licensor grants to Intel a nonexclusive, nontransferable, worldwide, royalty-free license under Licensor's copyrights to reproduce and modify the Materials internally, only for the purposes of porting and/or optimizing the Materials to the Intel microprocessor architecture.

         (b) Licensor grants to Intel a nonexclusive, nontransferable, worldwide, royalty-free license under Licensor's copyrights to reproduce the Materials in binary form for the purposes of demonstrating the Materials to third parties.

         (c) Intel grants to Licensor a nonexclusive, nontransferable, worldwide, royalty-free, perpetual license under Intel's copyrights to reproduce, modify, perform, display, license, sublicense, distribute, and prepare derivative works of the:
                  (1) Modifications in source code form, only when incorporated into Licensor's products and only for the purposes of porting and/or optimizing the Modifications to the Intel microprocessor architecture; and (2) Modifications in binary code form only when incorporated into Licensor's products that are hosted for and targeted to the Intel microprocessor architecture.

2.2      LICENSE RESTRICTIONS:

         (a) Intel may not: assign, sublicense, lease, or in any other way transfer or disclose Materials to any third party or reproduce or distribute any part of the Materials except as provided in this Agreement.

         (b) Licensor may not: assign, sublicense, !ease, or in any other way transfer or disclose Modifications to any third party or reproduce or distribute any part of the Modifications except as provided in this Agreement.

2.3 Except as expressly granted in this Section 2, no license or right is granted to either party under this Agreement directly or by implication, estoppel or otherwise.

3.        ADDITIONAL CONDITIONS

3.1 The Materials and all copies thereof are and will remain Licensor's property. Such ownership shall not extend to pre-existing works or inventions of Intel. Intel will not remove any copyright, proprietary information notices, or other notices appearing on Materials.

3.2 Intel retains all right, title and interest in the Modifications, excluding Licensor's Materials.

3.3 Licensor shall be solely responsible to Licensor's own customers for any update or support obligation or other liability which may arise from the distribution of products which incorporate the Modifications, including liability arising from product infringement or product warranty.

3.4 Licensor shall not make any statements to the effect or which imply that Licensor's products are "certified" by Intel or that its performance is guaranteed by Intel.

3.5 Licensor shall not use Intel's name, logos, or trademarks to market products without Intel's written permission.

3.6 This Agreement does not preclude Intel from evaluating and/or marketing similar products, nor shall it be construed as an obligation of any party to market or distribute the Materials or any derivatives thereof.

3.7 Neither Party shall disassemble, reverse-engineer, or decompile any software not provided as source code under this Agreement.

3.8 Intel shall not disclose any part of the Materials other than to those Intel employees and contractors who (i) have a need to know, and (ii) who have signed agreements with Intel obligating them not to disclose any of the Materials except to Intel employees and contractors who have signed similar agreements.

3.9 Intel may not make commercial use of the Materials, and upon completion of the evaluation, optimization and/or portation effort, Intel shall return the Materials to Licensor or destroy the original and all copies of the Materials and certify to Licensor in writing that they have been destroyed. Intel may retain the Materials in binary form subject to the license grants in paragraph 2.1 (b) above.

4.        PROTECTION AND CONFIDENTIALITY

4.1 Each party shall maintain in confidence and not disclose to any third party for a period of [Confidential Treatment Requested] after receipt thereof any documents, and other trade secret information received from the other which has been marked "CONFIDENTIAL" (or, if disclosed in intangible form, is identified at the time of disclosure as confidential and is summarized in writing within [Confidential Treatment Requested] of initial disclosure) ("Confidential Information"). A party shall have no obligation of confidentiality with respect to Confidential Information which is: (a) rightfully in the public domain other than by a breach of this Agreement of a duty to the disclosing party; (b) rightfully received from a third party without any obligation of confidentiality; (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party; (d) independently developed by employees of the receiving party; or (e) generally made available to third parties by the disclosing party without restriction on disclosure.

4.2 Intel shall be free, at any time, to use the Residual Information retained by those of its employees who have had access to the tangible form of the Materials or Confidential Information received from Licensor, for any purpose, including the use of such Residual Information in the development, manufacture, marketing and maintenance of Intel's products and services. "Residual Information" shall mean that information in non-tangible form (subject only to the patent, copyright, and maskwork rights of Licensor and the obligation not to disclose such information during the period of confidentiality) which may be retained by Intel's employees who have had access to the Materials or Confidential Information.

4.3 Neither party may disclose the terms of this Agreement or use the other party's name in any publications, advertisements, or other announcements without the other party's prior written consent.

4.4 Licensor will not suggest or imply that Licensor has any affiliation with Intel or that Intel supports, endorses or recommends the Materials.

5.        NO WARRANTY

5.1 INTEL MAKES NO WARRANTY OF ANY KIND REGARDING THE MODIFICATIONS MADE BY INTEL TO THE MATERIALS. THE MODIFICATIONS ARE PROVIDED TO LICENSOR ON AN "AS IS" BASIS AND INTEL IS NOT OBLIGATED TO PROVIDE ANY SUPPORT, ASSISTANCE, INSTALLATION, TRAINING OR OTHER SERVICES. INTEL IS NOT OBLIGATED TO PROVIDE MODIFICATIONS OR ANY UPDATES, ENHANCEMENTS OR EXTENSIONS. INTEL SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE.

5.2 Licensor warrants it has sufficient rights to enter into this Agreement.

6.        LIMITATION OF LIABILITY

6.1 NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGE OF ANY KIND, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7.        TERM AND TERMINATION

7.1 The initial term of this Agreement shall be for a period of two (2) years beginning on the Effective Date, and may be extended by mutual written agreement of the parties.

7.2 Either party may terminate this Agreement and the licenses granted herein at any time for any reason with [Confidential Treatment Requested] prior written notice to the other party.

7.3 If this Agreement is terminated for any reason, Intel will, within [Confidential Treatment Requested] following termination, either return to Licensor or destroy the original and all copies of the Materials and certify to Licensor in writing that they have been destroyed.

7.4 Sections [Confidential Treatment Requested] shall survive termination of this Agreement.

8.        GENERAL

8.1 Any claim arising under or relating to this Agreement, shall be governed by the internal substantive laws of the State of Delaware, without regard to principles of conflict of laws. Each party hereby agrees to jurisdiction and venue in the courts of the State of Delaware or federal courts located in Delaware for all disputes and litigation arising under or relating to this Agreement. This provision is meant to comply with 6 Del. C. Section 2708(a).

8.2 Licensor and Intel are independent parties. Nothing in this Agreement shall be construed to make the parties partners or joint ventures or to make either party liable for the obligations, acts, omissions or activities of the other party.

8.3 This is the entire agreement between Licensor and Intel relating to this subject matter, and supersedes all prior and contemporaneous agreements and negotiations with respect to these matters. No amendments will be effective unless in a writing signed by both parties.

8.4 Neither party may assign this Agreement or any part of it without the other party's prior written consent.

9.        EXHIBITS

         The following Exhibits are included as part of this Agreement:

         Exhibit "A" - Contacts and Description of Materials.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated by their respective signatures.

INTEL CORPORATION                             LICENSOR

_________________________                    [Confidential Treatment Requested]
Signature                                     Signature

_________________________                    [Confidential Treatment Requested]
Name                                          Name

_________________________                    [Confidential Treatment Requested]
Title                                         Title

_________________________                    __10/29/98_______________________
Date                                          Date

                                   EXHIBIT A

                     CONTACTS AND DESCRIPTION OF MATERIALS

LICENSOR'S TECHNICAL CONTACT:

Name:             [Confidential Treatment Requested]

Telephone:        [Confidential Treatment Requested]

LICENSOR'S MATERIALS:

Name                     Description

[Confidential Treatment Requested]

     PERSON AT INTEL RESPONSIBLE FOR MONITORING THE USE AND LOCATION OF THE
MATERIALS:

Name:__________________________________

Title:_________________________________

Telephone:_____________________________